UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2023

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC
Long-Term Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

ThredUp Inc. (the “Company”) previously furnished the Company’s guidance for the quarter ended June 30, 2023 (the “Second Quarter Guidance”) to the Securities and Exchange Commission (the “SEC”) on May 9, 2023, included in Exhibit 99.2 to the Company’s Current Report on Form 8-K. As of the date of this Current Report, the Second Quarter Guidance remains unchanged. As previously announced on July 11, 2023, the Company expects to report results for the quarter ended June 30, 2023 on August 8, 2023 after the close of the U.S. markets.

The information in this Item 2.02 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Certain Officer

On July 11, 2023, Anthony Marino informed the Company of his intention to resign as President of the Company. In order to facilitate a smooth transition of his responsibilities, Mr. Marino has agreed to remain employed by the Company in his capacity as President through December 31, 2023. Mr. Marino has indicated that his departure was not the result of any disagreement with management or the Board of Directors and the Company thanks him for his service.

Item 7.01 Regulation FD Disclosure.

The Company previously furnished the Company’s guidance for the full year ending December 31, 2023 (the “Full Year Guidance”) to the SEC on May 9, 2023, included in Exhibit 99.2 to the Company’s Current Report on Form 8-K. As of the date of this Current Report, the Full Year Guidance and Second Quarter Guidance (described in Item 2.02 of this Current Report) remain unchanged.

The information in this Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREDUP INC.

Date: July 17, 2023	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer